UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90-92 Main Street, Wellsboro, PA		16901
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code (570) 724-3411

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters of a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held on Thursday, April 19, 2018. The Board of Directors fixed the close of business on February 2, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 12,246,834 shares of Common Stock with four issues proposed for vote by the stockholders. A total of 9,072,858 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 74% of the Corporation’s outstanding Common Stock.

Proposal I – Election of Class I Directors

Voting for the Class I Directors elected to serve for a term of three years is summarized as follows:

Bobbi J. Kilmer
Total Votes in Favor	5,469,518
Total Votes Withheld / Against	488,251
Broker Non-Votes	3,115,089

Terry L. Lehman
Total Votes in Favor	5,475,349
Total Votes Withheld / Against	482,420
Broker Non-Votes	3,115,089

Frank G. Pellegrino
Total Votes in Favor	5,475,262
Total Votes Withheld / Against	482,507
Broker Non-Votes	3,115,089

James E. Towner
Total Votes in Favor	5,261,688
Total Votes Withheld / Against	696,081
Broker Non-Votes	3,115,089

Proposal II – Approval and Adoption of the Second Amendment to the Citizens & Northern Corporation Independent Directors Stock Incentive Plan

Voting on the requested approval and adoption of the second amendment to the Citizens & Northern Corporation Independent Directors Stock Incentive Plan was as follows:

Total Votes in Favor	4,972,692
Total Votes Against	799,955
Total Abstained	185,119
Broker Non-Votes	3,115,092

Proposal III – Approval and Adoption of the 2017 Compensation of the Named Executive Officers as Disclosed in the Proxy Statement

Voting on the requested approval and adoption of the 2017 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	4,440,310
Total Votes Against	1,337,896
Total Abstained	179,560
Broker Non-Votes	3,115,092

Proposal IV – Ratification of the appointment of the firm of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2018.

Voting on the requested ratification of the appointment of the firm of Baker Tilly Virchow Krause, LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	8,620,933
Total Votes Against	94,609
Total Abstained	357,316
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: April 23, 2018	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer